Exhibit 99.1

FS Investments and EIG Global Energy Partners to Form Partnership to Manage

$4 Billion FS Energy and Power Fund

Plan to Rebalance Portfolio to Position the Energy-Focused Business Development Company for Improved Performance

PHILADELPHIA, PA, and WASHINGTON, D.C., December 11, 2017 – FS Investments, a leading alternative investment manager with more than $20 billion in assets under management, today announced that it has entered into an agreement to create a joint venture with EIG Global Energy Partners (EIG), a global alternative investment firm focused on energy and energy-related infrastructure.

The FS Investments / EIG joint venture is expected to create a platform with the scale, flexibility and energy industry expertise to offer energy and infrastructure companies flexible financing solutions across the capital structure. As a result, following the formation of the venture, the FS Investments / EIG team expects to generate enhanced deal flow — particularly directly originated deals — that positions the portfolio to create long term value for FS Energy and Power Fund (FSEP) investors.

“As a leading provider of institutional capital in the global energy industry, EIG is a perfect partner to jointly manage FSEP given the firm’s sector expertise, global reach and scale,” said Michael Forman, Chairman and Chief Executive Officer of FS Investments. “We look forward to working together to transition the FSEP portfolio with an eye toward enhancing returns, reducing risk, and creating a liquidity event for our investors through a public listing.”

“We are excited to partner with FS Investments to manage FSEP,” said William Sonneborn, President of EIG. “We are honored that after an extensive search, FS Investments and the board of FSEP chose EIG as their partner. We believe that as an integrated team we can improve the existing portfolio and its returns to FSEP investors.”

Under the terms of the agreement, following shareholder approval, FS Investments and EIG will provide investment advisory services to FSEP. In addition, EIG has filed an application for a new exemptive relief order that will allow FSEP to co-invest with EIG’s other funds and accounts.

Timeframe for Transition

The board of trustees of FSEP has approved the new investment advisory agreement with the joint venture. FSEP currently intends to begin soliciting shareholder approval of the new investment advisory agreement in January 2018.

EIG will provide non-advisory services to FSEP until FSEP’s entry into the new investment advisory agreement with the joint venture. FS Investments and GSO Capital Partners (GSO) have entered into an agreement to conclude their relationship with respect to all of FS Investments’ sponsored funds that are sub-advised by GSO. FS, GSO and EIG will work together to ensure a smooth transition.

“Our partnership with GSO has created significant value for our investors and borrowers,” added Forman. “We thank GSO for its sub-advisory services and commitment to ensure a seamless transfer of advisory responsibilities.”

Additional Announcements from FS Investments

Separately, FS Investments also announced that it has entered into an agreement to create a partnership with KKR & Co. L.P. to provide investment advisory services to four business development companies (BDCs) managed by FS Investments and a BDC currently managed by KKR, and the firm has hired a seasoned liquid credit portfolio manager to manage FS Global Credit Opportunities Fund.

Additional information regarding these announcements can be accessed at www.fsproxy.com and www.fsinvestments.com.

This announcement does not impact FS Investments’ other funds: FS Credit Income Fund, FS Credit Real Estate Income Trust, Inc., FS Energy Total Return Fund and FS Multi-Strategy Alternatives Fund.

About FS Investments

FS Investments is a leading asset manager dedicated to helping individuals, financial professionals and institutions design better portfolios. The firm provides access to alternative sources of income and growth and focuses on setting industry standards for investor protection, education and transparency.

FS Investments is headquartered in Philadelphia, PA with offices in New York, NY, Orlando, FL and Washington, DC. Visit fsinvestments.com to learn more.

About EIG

EIG Global Energy Partners specializes in private investments in energy and energy-related infrastructure on a global basis and has $17.0 billion under management as of September 30, 2017. Since 1982, EIG has been one of the leading providers of institutional capital to the global energy industry, providing financing solutions across the balance sheet for companies and projects in the oil and gas, midstream, infrastructure, power and renewables sectors globally. EIG has invested over $24 billion in more than 320 portfolio investments in 36 countries. EIG is headquartered in Washington, D.C., with offices in Houston, London, Sydney, Rio de Janeiro, Hong Kong and Seoul. For more information, please visit www.eigpartners.com.

Contact Information:

FSEP Investors

833-536-4196

Media (FS Investments)

Marc Yaklofsky or Kate Beers

media@fsinvestments.com

215-495-1174

Media (EIG)

Sard Verbinnen

Robert Rendine or Brandon Messina

212-687-8080

Additional Information and Where to Find It

This communication relates to a proposed new investment advisory agreement for FSEP (the Proposal). In connection with the Proposal, FSEP intends to file relevant materials with the Securities and Exchange Commission (the SEC), including a proxy statement on Schedule 14A (Proxy Statement). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. SHAREHOLDERS OF FSEP ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSAL. Investors and security holders will be able to obtain the documents filed with the SEC free of charge at the SEC’s web site, http://www.sec.gov and from FS Investments’ website at www.fsinvestments.com.

Participants in the Solicitations

FSEP and its trustees, executive officers and certain other members of management and employees, including employees of FS Investments, EIG and their respective affiliates, may be deemed to be participants in the solicitation of proxies from the shareholders of FSEP in connection with the Proposal. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of FSEP’s shareholders in connection with the Proposal will be contained in a Proxy Statement when such document becomes available. These documents may be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This announcement may contain certain “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements with regard to future events or the future performance or operations of FSEP. Words such as “believes,” “expects,” “projects,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, risks associated with possible disruption of FSEP’s operations or the economy generally due to terrorism or natural disasters, future changes in laws or regulations and conditions in FSEP’s operating area, failure to obtain requisite shareholder approval for the proposals set forth in the Proxy Statement, failure or inability to obtain an exemptive relief order, or an amendment to an existing exemptive relief order, from the SEC and failure to consummate the transactions contemplated by the master agreement between FS Investments and EIG. Some of these factors are enumerated in the filings FSEP makes with the SEC and will also be contained in the Proxy Statement when such document becomes available. The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. Except as required by the federal securities laws, FSEP undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements.